Trading Account Profits and Losses [Text Block] (Tables)	12 Months Ended
Mar. 31, 2015
Net Trading Gains (Losses) [Table Text Block]

	2013	2014	2015
	(in millions)
Interest rate and other derivative contracts	¥(82,684)	¥(84,408)	¥(37,486)
Trading account securities, excluding derivatives	652,960	50,522	1,186,147

Trading account profits (losses)—net	570,276	(33,886)	1,148,661
Foreign exchange derivative contracts(1)	(94,223)	(52,737)	(217,524)

Net trading gains (losses)	¥476,053	¥(86,623)	¥931,137

Note:

(1)	Losses on foreign exchange derivative contracts are included in Foreign exchange losses—net in the accompanying consolidated statements of income. Foreign exchange losses—net in the accompanying consolidated statements of income are also comprised of foreign exchange gains (losses) other than derivative contracts and foreign exchange gains (losses) related to the fair value option.